                                                                    Exhibit 23.3
                                                                    ------------


                         INDEPENDENT AUDITORS' CONSENT


As independent public accountants, we hereby consent to the incorporation by reference in this registration statement on Form S-8 of our report dated December 5, 1997 on the financial statements of Kestrel Holdings, Inc. as of and for the year ended September 30, 1997, included in Pierce Leahy Corp's Form 8-K dated July 2, 1998 and to all references to our Firm included in this registration statement.


                                   JAMES N. HOWARD & ASSOCIATES, P.C.


Dallas, Texas
December 28, 1998